UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 27, 2019

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Chico’s FAS, Inc. (the “Company”) held its annual meeting of shareholders (the “2019 Annual Meeting”) on June 27, 2019. Three proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 10, 2019. At the 2019 Annual Meeting, the Company’s shareholders (i) elected eight unclassified Directors to serve until the Company’s 2020 Annual Meeting of Shareholders, (ii) approved an advisory resolution approving the compensation of the Company's named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent certified public accountants for the fiscal year ending February 1, 2020. A quorum of the Company’s common shares was present for the 2019 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.
Proposal 1 – Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Directors:
David F. Walker	86,279,068	2,592,163	169,179	12,869,576
Bonnie R. Brooks	84,816,587	4,173,008	50,815	12,869,576
Janice L. Fields	86,893,749	2,101,153	45,508	12,869,576
Deborah L. Kerr	86,332,427	2,662,873	45,110	12,869,576
John J. Mahoney	86,212,499	2,777,451	50,460	12,869,576
Kim Roy	87,515,226	1,469,712	55,472	12,869,576
William S. Simon	87,393,680	1,596,135	50,595	12,869,576
Stephen E. Watson	86,840,269	2,150,153	49,988	12,869,576

Proposal 2– Advisory Resolution to Approve the Compensation of the Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
85,902,747	2,705,907	431,756	12,869,576
Proposal 3 – Proposal to Ratify the Appointment of Ernst & Young, LLP as Independent Certified Public Accountants:

For	Against	Abstain	Broker Non-Votes
100,095,143	1,660,598	154,245	—

Item 8.01 Other Events.
On June 28, 2019, Chico’s FAS, Inc. issued a press release announcing its Board of Directors declared a quarterly cash dividend of $0.0875 per share.
A copy of the release issued on June 28, 2019 is attached to this Report as Exhibit 99.1 and is incorporated by reference therein.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits:

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: July 1, 2019	By:	/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 28, 2019